February 9, 2016 Third quarter FY16 earnings presentation Bristow Group Inc. Exhibit 99.1

Forward-looking statements Statements contained in this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts, cost reduction initiatives, capex deferral, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Risks and uncertainties include, without limitation: fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients and suppliers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2015 and annual report on Form 10-K for the fiscal year ended March 31, 2015. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Executive summary and safety review

Q3 FY16 operational safety review AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth TRIR beginning in FY15 includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees Targeted focus on our operations in light of FY16 accidents YTD Q3 FY16 Total Recordable Injury Rate of 0.39 HeliOffshore is up to 80 global members with recent information exchanges highly successful Total Recordable Injury Rate2 (TRIR) per 200,000 man hours (cumulative) Air Accident Rate1 (AAR) per 100,000 flight hours (fiscal year)

Energy market deterioration continues as oversupply and demand concerns persist In December, OPEC confirmed its “every-man-for-themselves” market share strategy creating record production and a further collapse in oil prices Demand weakness, primarily from China, creates a more uncertain global macro economy Helicopter activity level reductions and possible future contract cancellations in all regions Significant excess oil and gas helicopter supply continues with pressure on LACE rates

Despite progress in FY16, substantial challenges require more action for FY17, including reduction to the dividend Continued successful execution of cost reduction measures We reinforced our liquidity position through the previously announced proactive measures: $200 million term loan Revised debt covenants Over $100 million capex deferral Reduction of quarterly dividend to $0.07/share frees up ~$10 million in FY16 and ~$40 million annually Adjusted EBITDAR Margin Quarterly cash dividends

Diversification efforts have been successful, as non-O&G revenue has increased to 21% of our revenue this year, compared to 2% in FY14 Investment in Sky-Futures, a leading global Unmanned Aerial Vehicle (UAV) System operator for energy and infrastructure $4.2 million investment UAV services are emerging as a key cost saving measure for our clients Combined with Bristow’s global reach and training capabilities, the partnership continues our diversification into growing applications in oil and gas while expanding into non-energy markets We continue to leverage our aviation competencies to diversify into complementary and growing businesses 98% 2% 79% 12% 9% Operating revenue by business line $ in millions

Operational highlights

We are successfully executing on our Operations Transformation strategy FY17 is expected to be more challenging than FY16 as the industry accelerates restructuring, causing further declines in the helicopter market We are stepping up our downturn efforts in FY17: Safety remains a priority as we intend to reverse recent trends Continue to innovate business development efforts to mitigate top line deterioration Focus on U.K. SAR execution to maximize returns from a stable revenue source The Global Service Center (GSC) launched, providing 24/7 support to reduce aircraft on ground (AOG) and improve regional execution and customer service Expected to yield immediate cost efficiencies through reduced downtime Streamlines and de-risks supply chain

Five year contract for three incremental LACE with an existing client in the North Sea commencing in FY18 Eastern generated $27.3 million of revenue and $4.5 million of EBITDAR in Q3 FY16 FY16 adjusted EBITDAR margin for Europe Caspian lowered from mid to high thirties to ~ low thirties Europe Caspian United Kingdom Norway Turkmenistan Operating revenue and adjusted EBITDAR margin $ in millions Falkland Islands

U.K. SAR U.K. SAR ramp-up progressing with one additional base opened during the quarter Two additional bases began operating on contract on January 1, 2016, bringing the total to nine of ten operational (including two GAP SAR bases) Tenth and final base expected to begin operations in Q1 FY18 *LACE count based on aircraft types specified in original contract *

Africa Began revenue service with two fixed wing aircraft Revenue negatively impacted by significant decline in activity year over year FY16 adjusted EBITDAR margin for Africa lowered from low thirties to ~ high twenties Nigeria Egypt Operating revenue and adjusted EBITDAR margin $ in millions

Began SAR/HEMS* service in GoM Continued pressure on activity levels with some incremental ad hoc flying FY16 expected adjusted EBITDAR margin remains ~ low to mid thirties Americas United States Canada Brazil Trinidad Operating revenue and adjusted EBITDAR margin $ in millions * Helicopter Emergency Medical Services Guyana

Líder update * Reconciliation of adjusted EBITDAR, leverage and BVA provided in the appendix Líder adjusted EBITDAR* Petrobras contract cancellations and ongoing cost cutting discussions have reduced market potential in the short term Líder’s cost cutting and capex reduction initiatives successfully continue Minimal calendar year 2016 committed capex bolsters liquidity Líder’s new business terminal at Galeão Airport in Rio de Janeiro prepares for Olympics service and revenue

Asia Pacific Airnorth generated $17.9 million of revenue and $5.2 million of EBITDAR in Q3 FY16 Decrease in rotary activity levels creates need for efficiency and fixed cost restructuring in FY17 FY16 adjusted EBITDAR margin for Asia Pacific expected to remain ~ mid twenties Russia Australia Malaysia Operating revenue and adjusted EBITDAR margin $ in millions

Current financial performance and guidance for the future

Q3 FY16 highlights Q3 FY16 GAAP EPS of $0.09 and adjusted EPS of $0.67 Single digit revenue percentage decline as overall offshore activity levels drop Increased adjusted EBITDAR margin both year over year and sequentially due to successful execution of cost reduction measures and increased contribution from U.K. SAR and fixed wing Adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in the appendix hereto and in our earnings release for the quarter and fiscal year ended December 31, 2015. Operating revenue and adjusted EBITDAR margin $ in millions

Financial highlights: Adjusted EBITDAR and adjusted EPS summary year-over-year Q3 FY15 to Q3 FY16 adjusted EPS bridge Q3 FY15 to Q3 FY16 adjusted EBITDAR bridge (in millions) Note: Adjusted EPS and adjusted EBITDAR amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended December 31, 2015.

Bristow has successfully deferred and cancelled capex to enhance financial flexibility Over $100 million of capex has been deferred, with much of FY16-17 dollars being used to complete U.K. SAR Total annual aircraft capital expenditures *FY16 as of December 31, 2015 includes both actual aircraft capex spent plus remaining aircraft commitments for the three months ended March 31, 2016.

Cash flow and liquidity $ in millions Net cash provided by operating activities1 Total liquidity2 $ in millions See 10-Q for more information on cash flow provided by operating activities At period end 402 415 530 370 299 231 267 232 253

LACE and LACE rate FY16 average LACE guidance range reaffirmed at 165-175 and average LACE rate guidance range reaffirmed at $8.00 - $9.00 million *See appendix hereto for more information on LACE and LACE rate. Consolidated commercial aircraft, LACE and LACE rate exclude Bristow Academy, affiliate aircraft, fixed wing aircraft, aircraft held for sale, aircraft construction in progress and reimbursable revenue.

Bristow Value Added (BVA) drives Gross Cash Flow (GCF) performance Notes: BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow. GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets). Refer to the appendix for additional details.

FY16 guidance reaffirmed FY16 adjusted EPS guidance reaffirmed at $1.80 - $2.40, excluding special items and gains/loss on aircraft sales. FY16 guidance includes: * Assuming FY16 revenue earned in same regions and same mix as in FY15. Tax rate applicable to pre tax income in the remaining three months of FY16.

Final thoughts We are continuing our significant ongoing investment in safety improvement and refreshing Target Zero programs Successful FY16 cost cutting provides confidence that Bristow can continue to increase our competitiveness and financial flexibility The FY17 oil and gas market outlook will be more challenging: Productivity gains across our union and non-union workforce are needed to improve our competitiveness Other measures will be required to maintain margins including efficiencies with our OEM and lessor partners The long term outlook shows increasing benefits of our diversification and cost cutting efforts creating a path towards improved free cash flow, independent of market recovery

Appendix

Organizational chart - as of December 31, 2015 Business Unit (% of current period operating revenue) Corporate Region ( # of aircraft ) Joint Venture (# of aircraft) Key Operated Aircraft Bristow owned and/or operated 360 aircraft as of December 31, 2015 Affiliated Aircraft Bristow affiliates and joint ventures operated 124 aircraft as of December 31, 2015 * Includes corporate and other Bristow Europe Caspian 48% Africa 16% Americas 18% Asia Pacific 17% BRS Academy / Other 1%* U.K. – 87 Norway – 21 Nigeria – 51 U.S. GoM – 58 Canada – 8 Australia – 40 Brazil – 6 Egypt – 0 Russia – 7 Tanzania – 1 Trinidad – 8 Turkmenistan – 1 Florida – 49 Louisiana – 14 U.K. – 2 Líder – 79 PAS – 45 Guyana – 1 Falklands – 3 Nevada – 3

Aircraft fleet – medium and large as of December 31, 2015 Next Generation Aircraft Mature Aircraft Fair market value of our owned fleet is ~$2.1 billion and leased fleet is ~$1.7 billion Medium capacity 12-15 passengers Large capacity 16-25 passengers

Aircraft fleet – small, training and fixed as of December 31, 2015 (continued) Mature Aircraft * LACE does not include held for sale, training helicopters and fixed wing Next Generation Aircraft Small capacity 4-7 passengers Training capacity 2-6 passengers

Operating lease strategy: lowering the cost and amount of capital needed to grow Of the 115 aircraft currently leased in our fleet, 73 are commercial (62 LACE), 25 are training and 17 fixed wing 62 LACE aircraft represent approximately 38% of our commercial fleet Our goal is for commercial fleet operating leases to account for approximately 35% of our LACE Leased aircraft as of December 31, 2015 * The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft. See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. *

Consolidated fleet changes and aircraft sales for Q3 FY16 See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. * Includes writeoffs, lease returns, and commencements * Amounts stated in millions

Held for sale and leased fleet by region as of December 31, 2015 See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases.

Operating revenue, LACE and LACE rate by region 4 $ in millions LACE rate is annualized $ in millions per LACE Excludes Bristow Academy, Airnorth and Eastern Airways

Historical LACE by region

Historical LACE rate by region $ in millions LACE rate is annualized

Order and options book as of December 31, 2015 17 large aircraft on order are subject to the successful development and certification of the aircraft SAR configured

Total net asset FMV with and without leased aircraft FMV NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments). The company derives market value from observable market data if available and may require utilization of estimates, applications of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices, and the balance of supply and demand. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet, or the Company.

Net asset FMV reconciliation as of December 31, 2015

Adjusted EBITDAR margin* trend by region * Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

Adjusted EBITDAR* reconciliation * Adjusted EBITDAR excludes special items and asset dispositions

Bristow Value Added (BVA)
Sample calculation for Q3 FY16 and Q3 FY15

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%)**

Bristow Value Added calculation for Q3 FY16

$19.2 = $123.0* – ($3,956* x 2.625%)**

Bristow Value Added calculation for Q3 FY15

$19.7 = $118.1* – ($3,751* x 2.625%)**

*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow
TARGET ZERO
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Bristow gross cash flow reconciliation

Bristow adjusted gross operating assets reconciliation

Líder Bristow Value Added (BVA)
Sample calculation for Q3 FY16 and Q3 FY15

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%)**

Bristow Value Added calculation for Q3 FY16

$7.1 = $12.1* – ($190* x 2.625%)**

Bristow Value Added calculation for Q3 FY15

$5.1 = $12.2* – ($269* x 2.625%)**

*Reconciliation for these items follows right after this slide
**Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow

TARGET ZERO

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Líder gross cash flow reconciliation

Líder adjusted gross operating assets reconciliation

Líder's adjusted EBITDAR* reconciliation * Adjusted EBITDAR excludes special items and asset dispositions

GAAP reconciliation See information about special items in 10-Q or earnings release for Q3 FY16 These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

Bristow leverage reconciliation *Adjusted EBITDAR excludes gains and losses on dispositions of assets

Líder leverage reconciliation

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us